SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act



                                  JUNE 29, 2000
                        (Date of Earliest Event Reported)


                               Commission File No.
                                   -----------
                                   2-98075-D


                             VENTURES-NATIONAL, INC.
                      -------------------------------------
                 (Name of Small Business Issuer in its Charter)

           UTAH                                              87-0433444
         --------                                           ------------

(State or Other Jurisdiction of                     (I.R.S. Employer I.D. No.)
 incorporation or organization)


                         5525 SOUTH 900 EAST, SUITE 110
                           SALT LAKE CITY, UTAH 84117
                      (Principal Executive Office Address)


        Registrant's Telephone Number, Including Area Code: (801)262-8844

Item 1.   Changes in Control of Registrant.

          None; not applicable.

Item 2.   Acquisition or Disposition of Assets.

          None; not applicable.

Item 3.   Bankruptcy or Receivership.

          None; not applicable
Item 4.   Changes in Registrant's Certifying Accountant.

     Thurman, Shaw & Co., Certified Public Acountants, of Bountiful, Utah, has been retained to audit the financials of the Registrant as of June 29, 2000. Thurman, Shaw & Co. are preparing audited financial statements of the Registrant for the calendar years ended June 30, 2000 and 1999; The Registrant's previous auditor, Neil, James & Associates, Certified Public Accountants, last audited the Company in April, 1989.

     It is not anticipated that the reports of Thurman, Shaw & Co., will contain any adverse opinion or disclaimer or opinion, with the exception of a standard "going concern" qualification, if applicable.


Item 5.   Other Events.

          None; not applicable.

Item 6.   Resignations of Directors and Executive Officers.

          None; not applicable

Item 7.   Financial Statements and Exhibits.

          Financial Statements.
          ---------------------

          None; not applicable.

          Exhibits.
          ---------

          None;

Item 8.   Change in Fiscal Year.

          None; not applicable.



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      VENTURES-NATIONAL, INC.


Date: 08/24/00                      /S/LUKE BRADLEY
     ---------------                --------------------------------------
                                    Luke Bradley, Secretary and Director